Exhibit 10(g)

CITY NATIONAL CORPORATION

1985 STOCK OPTION PLAN

(As amended December 18, 1985; February 26, 1986; March 5, 1986; November 19, 1986; December 17, 1986; March 25, 1987; April 19, 1988; December 19, 1990; April 17, 1990; April 16, 1991; November 25, 1991; April 21, 1992)

TABLE OF CONTENTS

1.	GENERAL PROVISION
	1.1	Purpose
	1.2	Definitions
	1.3	Administration
	1.4	Shares/Rights Subject to the Plan
	1.5	Eligibility

2.	STOCK OPTIONS
	2.1	Grants
	2.2	Stock Option Price
	2.3	Term of Stock Option
	2.4	Exercise of Stock Option
	2.5	Surrender of Stock Options
	2.6	Termination of Employment
	2.7	Death of Optionee

2A.	DIRECTOR STOCK OPTIONS. (Added April 19, 1988.)
	2A.1	Eligibility
	2A.2	Grant of Director Options
	2A.3	Stock Option Price
	2A.4	Other Terms of Director Stock Options

3.	INCENTIVE STOCK OPTIONS
	3.1	Grants
	3.2	Option Price
	3.3	Term of Option
	3.4	Exercise of Option
	3.5	Termination of Employment
	3.6	Death of Employee

4.	STOCK APPRECIATION RIGHTS
	4.1	Grants
	4.2	Stock Appreciation Rights Period
	4.3	Exercise of Stock Appreciation Rights
	4.4	Payments
	4.5	Termination of Employment
	4.6	Death of Employee

5.	TAX OFFSET BONUS RIGHTS
	5.1	Grants
	5.2	Tax Offset Bonus Rights Period
	5.3	Exercise of Rights
	5.4	Payments
	5.5	Termination of Employment

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6.	OTHER PROVISIONS
	6.1	Adjustments Upon Changes in Capitalization
	6.2	No Guarantee of Employment
	6.3	Non-transferability
	6.4	Rights of a Shareholder
	6.5	Government Regulations
	6.6	Amendment and Discontinuance of the Plan
	6.7	Effective Date and Duration of Plan

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CITY NATIONAL CORPORATION

1985 STOCK OPTION PLAN

1. GENERAL PROVISION

1.1 PURPOSE. The purpose of the Plan is to advance the interests of the Corporation and its shareholders and to encourage successful long-term Corporation growth and profitability by strengthening the ability of the Corporation to attract, retain and encourage outstanding performance of key employees to the Corporation or a subsidiary of the Corporation who are in positions to make significant contributions toward such success, by increasing their proprietary interest in the Corporation through stock ownership.

1.2 DEFINITIONS.

(a) “CORPORATION” means City National Corporation.

(b) “PLAN” means the 1985 Stock Option Plan.

(c) “BOARD” means the Board of Directors of the Corporation.

(d) “COMMITTEE” means the Compensation Committee of the Board of Directors unless the Board of Directors appoints another committee to administer the Plan.

(e) “COMMON STOCK” or “STOCK” means the common stock of the Corporation having a par value of $1.00 per share.

(f) “DIRECTOR STOCK OPTIONS” means Nonqualified Stock Options granted to directors of the Corporation pursuant to

Section 2A of the Plan. (Added April 19, 1988.)

(g) “FAIR MARKET VALUE” means the price at which the Stock shall have been sold in the last normal transaction of the trading day on a specified date, or if no trading occurred on such specified date, on the most recent preceding business day on which trading occurred, as quoted on the National Market System of the National Association of Securities Dealers or on any exchange upon which the stock may be traded. (Amended February 26, 1986.)

(h) “SUBSIDIARY” means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation, such as, City National Bank.

(i) “PARTICIPANT” or “OPTIONEE” means a member of a select group of Officers and other key employees of the Corporation or a Subsidiary who, in the opinion of the Committee, are in a position to have a direct and significant impact on achieving the Corporation’s long-term profit and growth objectives. No member of the Committee shall be a Plan Participant.

(j) “INCENTIVE STOCK OPTION” means an option as defined under

Section 422A of the Internal Revenue Code and regulations thereunder, including an Incentive Stock Option granted pursuant to Section 3 of the Plan.

(k) “STOCK OPTION” or “NONQUALIFIED STOCK OPTION” means all options other than Incentive Stock Options granted pursuant to Section 2 of the Plan.

(l) “OPTION” means either an Incentive Stock Option or a Nonqualified Stock Option.

(m) “STOCK APPRECIATION RIGHT” means a Right granted pursuant to Section 4 of the Plan to receive the excess of the Fair Market Value of a share of the Corporation’s Common Stock on the date when a Stock Appreciation Right is exercised over the exercise price of the Right.

(n) “TAX OFFSET BONUS RIGHT” means a right granted pursuant to

Section 5 of the Plan to receive cash in an amount designated by the Compensation Committee at the time such right is granted. (Amended March 5, 1986.)

(o) “RIGHT” means, in a given context, either a Stock Appreciation Right or a Tax Offset Bonus Right.

1.3 ADMINISTRATION. The Plan shall be administered by the Committee, which is authorized to interpret the Plan, to adopt such rules and regulations as it may from time to time deem necessary for the effective operation of the Plan, to act on all matters relating to the granting and payment of awards under the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may grant Nonqualified Stock Options or Incentive Stock Options that qualify under the terms and conditions set for the in Section 422A of the Internal Revenue Code. The interpretation and construction by the Committee of any Plan provisions or of any award made shall be final unless otherwise determined by the Board of Directors. No member of the Committee shall be personally liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction hereunder.

1.4 SHARES/RIGHTS SUBJECT TO THE PLAN. Subject to adjustments provided in Paragraph 5.1 hereof, the number of shares of stock to be delivered upon exercise of all Options granted or Rights which may be exercised pursuant to awards under the Plan shall not exceed 5,150,000. The shares to be delivered under the Plan may be either authorized and unissued shares or shares issued and thereafter acquired by the Corporation. (Amended December 18, 1985; April 19, 1988; April 17, 1990; April 21, 1992.)

If an Option or Right for any reason expires or is terminated without having been exercised in full, the remaining shares shall again become available for the granting of Options or Rights under the Plan.

1.5 ELIGIBILITY. The Committee shall designate from time to time the key employees who are to be granted Options (other than Director Stock Options) and Stock Appreciation Rights. Subject to Section 2A of this Plan, in no event may a member of the Committee or any non-employee Director be granted an Option or Right under this Plan. (Amended April 19, 1988.)

No employee shall be eligible for the grant of an Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or of any parent or subsidiary corporation unless at the time such Incentive Stock Option is granted the price is at least 110% of the Fair Market Value of the Common Stock subject to the Incentive Stock Option and such Incentive Stock Option by its terms is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

2. STOCK OPTIONS.

2.1 GRANTS. The Committee may, in its discretion, grant to Participants Stock Options which shall be evidenced by Option agreements, on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan. The Committee shall determine the number of shares, if any, as to which Stock Options are to be granted in any year and the number of shares as to which Stock Options are to be granted to each Participant.

2.2 STOCK OPTION PRICE. Subject to Section 2A of this Plan, the purchase price of stock covered by each Stock Option shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of such stock on the date of the granting of the Stock Option. (Amended April 19, 1988.)

2.3 TERM OF STOCK OPTION. Each Stock Option and all rights or obligations thereunder shall be expressed to expire on such date as the Committee may determine, but not later than the tenth anniversary of the date on which the Stock Option is granted, and shall be subject to earlier termination as hereinafter provided.

2.4 EXERCISE OF STOCK OPTION. A Stock Option may be exercised according to its terms as determined by the Committee, by giving written notice to the Corporation specifying the number of shares to be purchased, accompanied by the payment in cash, equivalent or through exchange of previously acquired shares or a combination of cash and previously acquired shares which will equal the total purchase price therefor. Any shares so assigned and delivered to the Corporation in payment or partial payment of the purchase price shall be valued at their Fair Market Value on the exercise date.

No Stock Option or installment thereof shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. The Committee may, by the terms of the Stock Option, require any partial exercise to be with respect to a specified minimum number of shares.

2.5 SURRENDER OF STOCK OPTIONS. The Committee, in its sole discretion, shall have the authority under the circumstances set forth herein to agree mutually with a Participant to grant such Participant the right on such terms and conditions as the Committee may prescribe, to surrender such Participant’s Stock Options to the Corporation for cancellation and to receive upon such surrender a cash payment equal to the Spread applicable to such surrendered Stock Option. Such right shall be made available only in the event of an Offer (as defined in the following paragraph).

The term “offer” as used in this Section means any tender offer or exchange offer for shares, other than one made by the Corporation, provided that the corporation, person or other entity making the offer acquires shares pursuant to such offer.

The term “Offer Price per Share” as used in this Section means the highest price per share paid on any Offer which is in effect at any time during the period beginning on the sixtieth day prior to the date on which the Stock Option is surrendered pursuant to this Section and ending on such date of surrender. Any securities or property which are part or all of the consideration paid for shares in the Offer shall be valued in determining the Offer Price per Share at the higher of (a) the evaluation placed on such securities or property by any other corporation, person or entity making the Offer or (b) the valuation placed on such securities or property by the Committee.

The term “Spread” as used in this Section means with respect to any surrendered Stock Option and associated Right, if any, an amount equal to the product computed by multiplying (i) the excess of (A) the Offer Price per Share or the highest market price per share of the Corporation’s Common Stock during the period beginning on the sixtieth day prior to the date on which the Stock Option is surrendered pursuant to this Section and ending on such date of surrender over (B) the purchase price per share at which the surrendered Stock Option is then exercisable by (ii) the number of shares by such Stock Option with respect to which it has not theretofore been exercised.

2.6 TERMINATION OF EMPLOYMENT. Unless otherwise determined by the Committee, if the employment of the Stock Option holder terminates for any reason other than for cause, death, retirement or disability, the Stock Option shall expire at the earlier of the end of its fixed term or three months after the date of such termination, and until then shall remain exercisable only to the extent exercisable at such termination unless otherwise determined by the Committee.

If the employment of the Stock Option holder is terminated for cause, all of the Stock Options then held by the holder shall immediately expire concurrent with such termination. Unless otherwise determined by the Committee, cause shall include but not be limited to, wilful violation, breach or neglect of duty by the employee.

If the employment of the Stock Option holder terminates due to retirement or disability, the Stock Option will expire at the earlier of the end of its fixed term or three years after the date of such termination, and until then will be exercisable in full, regardless of any vesting schedule otherwise applicable, unless otherwise determined by the Committee. (Amended November 19, 1986.)

Notwithstanding the foregoing, the Compensation Committee may, in its sole discretion, change the expiration date and/or vesting provisions of any Stock Option after termination of the holder’s employment from that set forth above, provided, however, that in no event will the Stock Option remain in effect after the end of its original fixed term. (Added December 19, 1990.)

2.7 DEATH OF OPTIONEE. Unless otherwise determined by the Committee, if any Stock Option holder dies while employed by the Corporation or any Subsidiary, or during the period referred to in Paragraph 2.6 hereof, the Stock Option shall expire at the earlier of the end of its fixed term or one year after the date of such death. During such period after the death, the Stock Option may be exercised by the person or persons to whom the Stock Option holder’s right under the Stock Option shall pass by will or by the applicable laws of descent and distribution, in full, regardless of any vesting schedule otherwise applicable, unless otherwise determined by the Committee. (Amended November 19, 1986.)

Notwithstanding the foregoing, the Compensation Committee may, in its sole discretion, change the expiration date and/or vesting provisions of any Stock Option after the holder’s death from that set forth above, provided, however, that in no event will the Stock Option remain in effect after the end of its original fixed term. (Added December 19, 1990.)

2A. DIRECTOR STOCK OPTIONS. (Added April 19, 1988.)

2A.1 ELIGIBILITY. All directors of the Corporation who are not employees of the Corporation or any Subsidiary shall be eligible to receive Director Stock Options, as set forth in this Section 2A. Notwithstanding the foregoing, any director who is, or who during the preceding calendar year was, a member of the Committee or any committee administering any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation or any Subsidiary will not be eligible to receive Director Stock

Options hereunder if, in the opinion of counsel for the Corporation, the receipt of Director Stock Options will cause such director to cease to be a “disinterested person” with respect to the Plan or any other stock option, stock appreciation, stock bonus or other stock option, stock appreciation, stock bonus or other stock plan of the Corporation or any Subsidiary pursuant to Rule 16b-3 of the Securities and Exchange Commission, or will otherwise disqualify the Plan or any other such plan from compliance with said rule.

(Added April 19, 1988.)

2A.2 GRANT OF DIRECTOR OPTIONS. Every eligible director will receive Director Stock Options having a value equal to the Retainer Amount for the year beginning on the date of each annual meeting of shareholders. Director Stock Options shall be granted automatically to each such eligible director on the business day following such annual meeting of shareholders, without further action of the Committee or the Board. The number of Director Stock Options granted hereunder shall be determined according to the following formula, rounded to the nearest share: The Retainer Amount shall be divided by the Fair Market Value of a share of stock on the date of the annual meeting of shareholders immediately preceding the grant less $1.00. The “Retainer Amount” shall be $3,000. (Added April 19, 1988.)

2A.3 STOCK OPTION PRICE. The purchase price of stock pursuant to a Director Stock Option shall be $1.00 per share.

2A.4 OTHER TERMS OF DIRECTOR STOCK OPTIONS. Each Director Stock Option shall become exercisable six (6) months after the date of grant. Unless otherwise determined by the Committee, if the holder of Director Stock Options ceases to serve as a director of the Corporation for any reason other than for cause, the Director Stock Options shall expire at the end of their fixed term or three months after the date of such termination, and until then shall be exercisable in full, regardless of any vesting schedule otherwise applicable. Except as set forth in this Section 2A, all terms and provisions of the Director Stock Options shall be as set forth in the Plan with respect to Stock Options which are not Director Stock Options. (Added April 19, 1988; amended April 16, 1991; November 25, 1991.)

3. INCENTIVE STOCK OPTIONS.

3.1 GRANTS. The Committee may, in its discretion, grant to Participants Incentive Stock Options which shall be evidenced by Option agreements on the terms and conditions set forth in Section 422A of the Internal Revenue Code and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan. The Committee shall determine the number of shares, if any, as to which Incentive Stock Options are to be granted in any year and the number of shares as to which Incentive Stock Options are to be granted to each Participant.

For Incentive Stock Options granted on or before December 31, 1986, the total purchase price of all Incentive Stock Options granted to any individual Participant in any calendar year under this Plan shall not exceed $100,000, provided, however, that:

(a) One-half of any unused portion of such $100,000 limitation may be carried over and added to the $100,000 limitation during any of the succeeding three calendar years, and

(b) The amount of any unused limit carry-over from any calendar year which may be taken into account in any succeeding calendar year shall be reduced by the amount of such carry-over which was used in prior calendar years, and

(c) The total purchase price of Incentive Stock Options granted during any calendar year shall be treated as first using up the $100,000 limit and then shall be treated as using up the unused limit carry-over to such year in the order of the calendar years in which the carry-overs arose.

For Incentive Stock Options granted on or after January 1, 1987, the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all Incentive Stock Option plans of the Participant’s employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. (Amended December 17, 1986.)

3.2 OPTION PRICE. The purchase price of stock covered by each Incentive Stock Option shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of such stock on the date of the granting of the Incentive Stock Option.

3.3 TERM OF OPTION. Each Incentive Stock Option and all rights or obligations thereunder shall be expressed to expire on such date as the Committee may determine, but not later than the tenth anniversary of the date on which the Incentive Stock Option is granted, and shall be subject to earlier termination as hereinafter provided.

3.4 EXERCISE OF OPTION. With respect to Incentive Stock Options granted before January 1, 1987, in accordance with Section 422A(b)(7) of the Code of 1954, as amended, no Incentive Stock Option shall be exercisable while there is outstanding any Incentive Stock Option issued under this Plan or any other Plan which was granted before the granting of such Incentive Stock Option to a Participant to purchase Common Stock of the Corporation or the parent or a Subsidiary of the Corporation or of a predecessor company of the Corporation or a parent or subsidiary of the Corporation. (Amended March 5, 1986 and March 25, 1987.)

If shares acquired pursuant to exercise of an Incentive Stock Option are disposed of within two years of grant or within one year of exercise, the Incentive Stock

Option shall be treated as a nonqualified option (Stock Option) with respect to tax consequences for the Corporation and the Optionee.

An Incentive Stock Option may be exercised according to its terms as determined by the Committee, by giving written notice to the Corporation specifying the number of shares to be purchased, accompanied by the payment in cash, equivalent or through exchange of previously acquired shares or a combination of cash and previously acquired shares which will equal the total purchase price therefor. Any shares so assigned and delivered to the Corporation in payment or partial payment of the purchase price shall be valued at their Fair Market Value on the exercise date

No Incentive Stock Option or installment thereof shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. The Committee may, by the terms of the Incentive Stock Option, require any partial exercise to be with respect to a specified minimum number of shares.

3.5 TERMINATION OF EMPLOYMENT. If the employment of the Incentive Stock Option holder terminates for any reason other than for cause, death, retirement, or disability, the Incentive Stock Option shall expire at the earlier of the end of its fixed term or three months after the date of such termination, and until then shall remain exercisable only to the extent exercisable at such termination unless otherwise determined by the Committee. If such termination occurs by reason of disability or retirement, such three-month period will be extended to three years and such Incentive Stock Option may be exercised in full, regardless of any vesting schedule otherwise applicable, unless otherwise determined by the Committee. However, failure to exercise an Incentive Stock Option within three months of the date the Optionee ceases to be employed by the Corporation or a Subsidiary by reason of retirement or within one year of the date the Optionee ceases to be employed by reason of disability shall cause an Incentive Stock Option to cease to be treated as an Incentive Stock Option for purposes of Section 421 of the Internal Revenue Code. (Amended November 19, 1986.)

If the employment of the Incentive Stock Option holder is terminated for cause, all of the Incentive Stock Options then held by the holder shall immediately expire concurrent with such termination. Cause shall include, but not be limited to, wilful violation, breach or neglect of duty by the employee.

3.6 DEATH OF EMPLOYEE. In the event of termination due to death, the Incentive Stock Option shall expire at the earlier of the term of the Incentive Stock Option or one year after termination due to such causes. During such period after death an Incentive Stock Option may be exercised in full, regardless of any vesting schedule otherwise applicable, unless otherwise determined by the Committee, by the person or persons to whom the Incentive Stock Option holder’s right shall pass by will or by the applicable laws of descent and distribution. (Amended November 19, 1986.)

4. STOCK APPRECIATION RIGHTS.

4.1 GRANTS. The Committee may, in its discretion, grant Stock Appreciation Rights to selected Participants. Such rights shall be evidenced by Stock Appreciation Rights agreements on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan. Each Stock Appreciation Right may relate to a specific Option granted under the Plan or be unrelated to an Option. Stock Appreciation Rights granted in relation to a specific Option shall be granted either concurrently or at such later time as determined by the Committee.

4.2 STOCK APPRECIATION RIGHTS PERIOD. Each Stock Appreciation Right related to an Option and all rights or obligations thereunder shall expire upon the expiration of the related Option. Stock Appreciation Rights unrelated to an Option and all rights or obligations thereunder shall expire on such date as the Committee may determine. In no event may a Stock Appreciation Right, related or unrelated to an Option, be exercised later than the tenth anniversary of the date on which the Stock Appreciation Right is granted, and shall be subject to earlier termination as hereinafter provided.

4.3 EXERCISE OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights shall be exercisable at such time as may be determined by the Committee provided that Stock Appreciation Rights granted in connection with an Option shall not be exercised prior to the time that the related Option may be exercised nor after the related Option expires.

Upon exercise of a Stock Appreciation Right granted in relation to an Option, the number of shares subject to exercise under the related Option shall automatically be reduced by the number of shares represented by the Option or portion thereof which is surrendered. Shares subject to Options, or portions thereof, which have been surrendered in connection with the exercise of Stock Appreciation Rights, shall not be available for subsequent Option grants under the Plan.

A Stock Appreciation Right granted in relation to an Incentive Stock Option shall be exercisable only when the Fair Market Value of the underlying Incentive Stock Option exceeds the exercise price of that Option.

All Stock Appreciation Rights unrelated to an Option not exercised by the anniversary of the tenth year after the date such Rights were granted shall expire and automatically be paid to the Stock Appreciation Right holder in the amount of the aggregate value equal to the product of the excess of the Fair Market Value on the exercise date of one share over the stock price per share times the number of Stock Appreciation Rights awarded.

Each holder of a Stock Appreciation Right agrees to give the Committee prompt written notice of an election made by such holder to exercise said Stock Appreciation Rights subject to the approval of the Committee.

Despite any other provision of the Plan, the Committee may impose such conditions on exercise of Stock Appreciation Rights as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule), promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

Any exercise of a Stock Appreciation Right hereunder shall be made beginning on the third business day following the date of release of the financial data specified in paragraph (e)(1)(ii) of Rule 16b-3 of the regulations promulgated under the Securities Exchange Act of 1934 and ending on the twelfth business day following such date or at such other time as may be permitted under an amendment or successor rule.

4.4 PAYMENTS. Upon the exercise of a Stock Appreciation Right and surrender of any related Option, the Corporation shall deliver to the person an amount equivalent to the excess of Fair Market Value of a share of stock at the exercise date over the Fair Market Value of such share on the date the Stock Appreciation Right was awarded, in either cash, Common Stock or a combination thereof. The Committee shall determine whether cash shall be given in lieu of fractional shares of Common Stock. No fractional shares will be issued.

The Committee shall place a maximum limitation which will be payable upon exercise of a Stock Appreciation Right of up to 200% of the Fair Market Value (or lesser percentage as the Committee may determine) of a share of Common Stock on the date the Stock Appreciation Right is granted. Such limitation, however, must be determined as of the date of the grant, and noted on the instrument evidencing the Participant’s Stock Appreciation Right granted hereunder.

4.5 TERMINATION OF EMPLOYMENT. In the event a Participant ceases to be an employee of the Corporation for any reason, any Stock Appreciation Right shall be exercisable only to the extent that any related Option is exercisable under the applicable provisions of Paragraphs 2.6, 2.7, 3.5, and 3.6 of the Plan. (Amended November 19, 1986.)

Stock Appreciation Rights unrelated to Options shall expire at the earlier of the end of its fixed term or three months after the date of termination due to any reason other than for cause, death, retirement, or disability, and only to the extent exercisable at such termination unless otherwise determined by the Committee. If the employment of the Stock Appreciation Right holder terminates due to retirement or disability, the Stock Appreciation Right will expire at the earlier of the end of its fixed term or three years after the date of such termination and until then will be exercisable in full, regardless of any vesting schedule otherwise applicable, unless otherwise determined by the Committee.

If the employment of the holder of Stock Appreciation Rights is terminated for cause, all of the Stock Appreciation Rights then held by the holder shall immediately expire concurrent with such termination. Cause shall include, but not be limited to, wilful violation, breach or neglect of duty by the employee.

4.6 DEATH OF EMPLOYEE. If the holder of Stock Appreciation Rights unrelated to Options dies, the Stock Appreciation Rights shall expire at the earlier of the end of its fixed term or one year after the date of such death and until then shall remain exercisable in full, regardless of any vesting schedule otherwise applicable, unless otherwise determined by the Committee. All Stock Appreciation Rights related to Options shall expire based on the termination conditions of the underlying Options. (Amended November 19, 1986.)

5. TAX OFFSET BONUS RIGHTS.

5.1 GRANTS. The Committee may, in its discretion, grant Tax Offset Bonus Rights to selected Participants. Such rights shall be evidenced by Tax Offset Bonus Rights agreements on the terms and conditions set forth in the Plan, which agreements shall specify the amount or method of calculating the amount of the rights being granted and may contain such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan. Each Tax Offset Bonus Right must relate to a specific Nonqualified Stock Option granted under Section 2 of the Plan. Tax Offset Bonus Rights granted in relation to a specific Nonqualified Stock Option shall be granted either concurrently or at such later time as determined by the Committee. The amount of any Tax Offset Bonus Right may be, but is not required to be, calculated as a specified percentage of the excess of the Fair Market Value of a share of the Corporation’s Common Stock on the date when the right is exercised over the price per share under the Option exercised concurrently with the exercise of such right. (Amended March 5, 1986.)

5.2 TAX OFFSET BONUS RIGHTS PERIOD. Each Tax Offset Bonus Right and all rights or obligations thereunder shall expire upon the expiration of the related Nonqualified Stock Option. In no event may a Tax Offset Bonus Right be exercised later than the tenth anniversary of the date on which the Tax Offset Bonus Right is granted, and shall be subject to earlier termination as hereinafter provided.

5.3 EXERCISE OF RIGHTS. Tax Offset Bonus Rights shall be exercisable to the extent, and only to the extent, the related Nonqualified Stock Option is exercisable. Tax Offset Bonus Rights shall only be exercisable concurrently with the exercise of the related Nonqualified Stock Option; any exercise of the Nonqualified Stock Option shall also be deemed an exercise of the equivalent number of Tax Offset Bonus Rights.

Each holder of a Tax Offset Bonus Right shall agree to give the Committee prompt written notice of an election made by such holder to exercise said Tax Offset Bonus Rights subject to the approval of the Committee.

Despite any other provision of the Plan, the Committee may impose such conditions on exercise of Tax Offset Bonus Rights as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule), promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

Any exercise of a Tax Offset Bonus Right hereunder shall be made beginning on the third business day following the date of release of the financial data specified in paragraph (e)(1)(ii) of Rule 16b-3 of the regulations promulgated under the Securities Exchange Act of 1934 and ending on the twelfth business day following such date or at such other time as may be permitted under an amendment or successor rule.

5.4 PAYMENTS. Upon the exercise of a Tax Offset Bonus Right, the Corporation shall deliver to the person exercising such right the amount of the right being exercised, calculated as specified in the Tax Offset Bonus Right agreement with respect thereto. Payment shall be in either cash, Common Stock or a combination thereof, as the Committee shall determine. No fractional shares will be issued. (Amended March 5, 1986.)

5.5 TERMINATION OF EMPLOYMENT. Unless otherwise determined by the Committee, in the event a Participant ceases to be an employee of the Corporation for any reason, any Tax Offset Bonus Right will be exercisable only to the extent that any related Nonqualified Stock Option is exercisable under the applicable provisions of Paragraphs 2.6 and 2.7 of the Plan.

(Amended November 19, 1986.)

If the employment of the holder of Tax Offset Bonus Rights is terminated for cause, all of the Tax Offset Bonus Rights then held by the holder shall immediately expire concurrent with such termination. Unless otherwise determined by the Committee, cause shall include, but not be limited to, wilful violation, breach or neglect of duty by the employee.

6. OTHER PROVISIONS.

6.1 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of a reorganization, merger, recapitalization, reclassification, stock split-up, stock dividend, stock consolidation or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Options and Rights may be granted. A corresponding adjustment changing the number or kind of shares, the exercise price per share allocated to unexercised Options and Rights or portions thereof which shall have been granted or awarded prior to any such change, shall likewise be made. Any such adjustment, however, shall be made without change in the total price applicable to the unexercised portion of the Option or Right.

In adjusting Common Stock to reflect such changes, or in determining that no such adjustment is necessary, the Board may rely on the advice of counsel and accountants of the Corporation, and the determination of the Board shall be conclusive. No fractional shares of stock shall be issued under the Plan on account of any such adjustment.

In the event (a) any person, corporation or entity other than the Corporation shall acquire more than 70% of the Corporation’s Common Stock through a tender offer, exchange offer or otherwise; or (b) the Corporation shall be liquidated or dissolved following a sale of all or substantially all of its assets; or (c) the Corporation shall not be the surviving corporation resulting from any merger or consolidation to which it is a party, any then outstanding Stock Option, Incentive Stock Option, or Stock Appreciation Right, or Tax Offset Bonus Right held by an employee of the Corporation or any subsidiary of the Corporation shall immediately become exercisable to the full extent theretofore not exercised, but in no event after ten years from the date of such grant, provided, however, that the Board of Directors may, by unanimous resolution, provide that such maturity shall not result from an event in clause (c) above.

In the event of a merger or consolidation to which the Corporation is a party, if the Board of Directors provides that any then outstanding Options shall not become exercisable to the full extent theretofore not exercised, the Board will make provision in connection with such transaction for the continuance of the Plan and the assumption of Options and Rights theretofore granted, or the substitution for such with new Options and Rights covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices.

6.2 NO GUARANTEE OF EMPLOYMENT. Nothing in the Plan or any Option or Right shall interfere with or limit in any way the right of the Corporation or any of its Subsidiaries to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Corporation or any of its Subsidiaries, except to the extent as is otherwise provided in any employment contract with any such Participant.

6.3 NON-TRANSFERABILITY. An Option or Right granted under this Plan shall, by its terms, be nontransferable by the Option or Right holder other than by will or the laws of descent and distribution, and shall be exercisable during the lifetime only by the Option or Right holder.

6.4 RIGHTS OF A SHAREHOLDER. The holder of such Option shall have no rights as a shareholder with respect to any shares subject to such Option until the date of issuance of a stock certificate to the Participant for such shares and then only measured by the shares actually issued.

6.5 GOVERNMENT REGULATIONS. The Plan, the grant and exercise of Options and Rights shall be subject to all applicable rules and regulations of government or other authorities.

6.6 AMENDMENT AND DISCONTINUANCE OF THE PLAN. The Committee may amend or discontinue the Plan as it shall from time to time consider desirable, provided that no amendment shall, without further approval by the holders of a majority of the shares which are represented in person or by proxy and entitled to vote on the subject at a meeting of stockholders of the Corporation, change the terms of the Plan so as to (a) increase the maximum number of shares for which Options and Rights may be granted in the aggregate (other than upon adjustments upon changes in capitalization as provided in Paragraph 5.1 hereof), (b) reduce the minimum Option price, (c) extend the maximum Option period, (d) increase the Retainer Amount for the purpose of Section 2A, or (e) permit the grant of Director Stock Options to employees of the Corporation or any Subsidiary, or to any person other than a director of the Corporation. Notwithstanding any other provisions hereof, the Plan shall not be amended more frequently than once every six (6) months with respect to the persons eligible to receive Director Stock Options, the purchase price of stock pursuant to Director Stock Options or the formula set forth in Section 2A.2 that determine the number of Director Stock Options granted to any optionee. (Amended April 19, 1988; and April 16, 1991.)

6.7 EFFECTIVE DATE AND DURATION OF PLAN. The Plan shall be effective upon approval by the Committee and adopted by the Board of Directors and subject to approval hereof by the holders of a majority of the shares which are represented in person or by proxy and entitled to vote on the subject at a meeting of the shareholders of the Corporation, provided, however, that the Committee or the Board of Directors may grant Options or Rights under this Plan prior to said shareholder approval provided that any such grant or grants are made conditioned on and subject to said shareholder approval. Unless previously terminated by the Board of Directors, the Plan shall terminate on the tenth anniversary of its adoption by the Board of Directors.